UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	APRIL 25, 2001

LASER MORTGAGE MANAGEMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

MARYLAND (State or Other Jurisdiction of Incorporation)	001-13563 (Commission File Number)	22-3535916 (IRS Employer ID Number)

65 EAST 55TH STREET, NEW YORK, NEW YORK (Address of principal executive offices)	10022 (Zip Code)

Registrant's Telephone Number, including area code:                 212-758-6200

N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events.

          On April 25, 2001, the Registrant announced that its Board of Directors unanimously has approved the liquidation of the Company.

          The complete text of the Registrant’s press release dated April 25, 2001 is set forth as Exhibit 99.1

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

          None.

(b) Pro Forma Financial Statements

          None.

(c) Exhibits

          99.1 Press Release, dated April 25, 2001.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASER MORTGAGE MANAGEMENT, INC. By: /S/ WILLIAM J. MICHAELCHECK Name: William J. Michaelcheck Title: President

Dated: April 25, 2001

EXHIBIT INDEX

EXHIBIT 99.1	DESCRIPTION Press Release, dated April 25, 2001.